Exhibit 10.2

Pursuant to Item 601(b)(10)(iv) of Regulation S-K, certain identified information marked with [*****] has been excluded from the exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclose

委托加工知识产权授权书

Commissioned Processing Intellectual Property Power of Attorney

授权人：                            (定作方)

Licensor: Gelteq Pty Ltd                 (fixed party)

被授权人：蜡笔小新（福建）食品工业有限公司(承揽方)

Licensee:                             Limited (Contractor)

鉴于授权人和被授权人已经签订《委托加工合同》，并建立友好合作关系，为开展生产并进一步明确双方涉及知识产权权利义务，现定作方特此授权承揽方为且仅为履行《委托加工合同》之目的有权使用授权人持有和使用的下列商标及/知识产权，并委托承揽方根据《委托加工合同》的条款和条件印刷、印制商标及/或其他知识产权、印制企业印刷、印制带有授权人下列商标及/知识产权的产品、包装袋、包装纸、包装箱、说明书、吊牌等。本授权书第1条、第2 条、第3条明确授权人知识产权的内容。授权方无意通过本授权书的任何内容将授权人的知识产权所有权转让给被授权人。

In view of the fact that the Licensor and the Licensee have signed the <Commissioned Processing Contract> and established friendly and cooperative relations, in order to carry out production and further clarify the rights and obligations of the parties involved in intellectual property rights, it is hereby authorized to authorize the Contractor to use the following trademarks and/or intellectual property rights held and used by the authorizer solely for the performance of the contract by the Contractor, and to entrust the printing of trademarks and/or other intellectual property rights, printing enterprises, printing products, bags, packaging paper, boxes, instructions, tags, etc to the Contractor on the terms and conditions of the contract. Sections 1, 2 and 3 of this document specify the Licensor’s Intellectual Property. Nothing in this document is intended to transfer ownership of the Licensor’s Intellectual Property to the Licensee.

1.	注册商标：

1, Registered Trademarks:

中国授权商标注册证号：[*****]

China Authorized Trademark Registration License No.: [*****]

授权人所在国注册商标证号：

Registered trademark number in the country where the authorizer is located:

Hypogel	[*****]
Gelteq (and Logo)	[*****]
SportsGel (and logo)	[*****]
MyHypo	[*****]
Nutrigel	[*****]

2.	专利权：

2, Patent Rights:

中国授权专利权号：

China Granted Patent Number:

[*****]
[*****]

3.	授权人所在国专利权号：

3, Patent number of the author’s country:

[*****]
[*****]
[*****]
[*****]
[*****]
[*****]
[*****]
[*****]
[*****]
[*****]
[*****]
[*****]
[*****]
[*****]
[*****]
[*****]
[*****]
[*****]

4、授权期限：与双方签订的承揽合同期限一致。若承揽合同因任何原因被解除的，本授权书项下的授权将同时被撤销。

4, the authorization period: with the contract signed by the two parties the same period except that if the contract is terminated for any reason then the power of attorney granted under this document is revoked with immediate effect.

本授权书作为双方合同的附件，有相同的法律效力。被授权人无权根据本授权书要求授权人作出任何法律安排。

This power of attorney, as an annex to the contract between the parties, has the same legal effect. The Licensee does not have the power to bind the Licensor to any legal arrangements under this Power of Attorney.

以上商标证书、著作权登记证书、专利权证书、标识复印附页并加盖骑缝章。

The above trademark certificate, copyright registration certificate, patent certificate, logo copy attached page and stamped with riding seal.

5、授权人在此确认授权人以上知识产权不侵犯任何第三人的知识产权。因此而产生纠纷的，授权人承担全部责任。如因此造成被授权人损失的，予以全额补偿。

5. The licensor hereby confirms that the intellectual property rights of the Licensor do not infringe the intellectual property rights of any third party. If a dispute arises as a result, the Licensor shall bear full responsibility. If the loss of the authorized person is caused as a result, full compensation shall be paid.

6.被授权人同意仅在委托加工合同和本授权规定的范围内使用授权人的知识产权。

6. The Licensee agrees that it will only use the Licensor’s Intellectual Property in accordance with the scope of the Manufacturing Contract (also referred to here as the Commissioned Processing Contract) and the provisions of both this and the Manufacturing Contract.

7.被授权人同意在委托加工合同和本授权规定的范围内保护授权人的知识产权。

7. The Licensee agrees to do all things required within the scope of the Manufacturing Contract (also referred to here as the Commissioned Processing Contract) and the provisions of both this and the Manufacturing Contract to protect the Licensor’s intellectual property rights in the Licensor’s Intellectual Property.

8.本授权书以中英文订立。两种语言文本间如有歧义，以中文文本为准。

8. This authorization is made in Chinese and English. In case of any ambiguity between the two languages, the Chinese version shall prevail.

特此授权。

This authorization is hereby granted.

授权人：

Licensor: Gelteq Pty Ltd

/S/Nathan Givoni

Signed by: Nathan Givoni - Director

年 月 日

Month of year: 2021/08/24

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